EXHIBIT 99.1


Item 7. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The following unaudited pro forma financial information assumes the divestiture of Panyu No.6 Construction Company Limited in accordance with the definitive agreements signed on April 16, 2004 by the subsidiary of the Company and the Vendor. The following unaudited pro forma balance sheet as of March 31, 2004 is based on the historical financial statements of the Company as of March 31, 2004 after giving effect to the divestiture transaction as if it had occurred on March 31, 2004. The following unaudited pro forma statements of income for the six months ended March 31, 2004 and the fiscal year ended September 30, 2003 are based on the historical financial statements of the Company for such periods after giving effect to the divestiture transaction as if it had occurred on October 1, 2003. You should read the information presented below in conjunction with the financial statements and the notes to the financial statements of the Company included in the Company's quarterly report on Form 10-QSB for the six months ended March 31 2004 and the Company's annual report on the Form 10-KSB for the year ended September 30, 2003. The unaudited pro forma information below helps to illustrate the financial characteristics of the divestiture under one set of assumptions, but does not attempt to predict or suggest future results. Moreover, the unaudited pro forma financial information does not attempt to show what the financial condition or results of operations of the Company would have been if the divestiture transaction had occurred at March 31, 2004 or at the commencement of the period indicated below.


Unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2003 and six months ended March 31, 2004 are as follows:


                  TELECOM COMMUNICATIONS, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                           For the Year Ended September 30, 2003
                                                  ------------------------------------------------------
                                                    Historical           Panyu            Proforma
                                                  ------------------------------------------------------
Net revenues                                      $   6,960,725      $  6,960,725      $      -
Cost of sales                                         6,350,010         6,350,010             -
                                                  ------------------------------------------------------
       Gross profit                                     610,715           610,715             -
                                                  ------------------------------------------------------

Operating expenses:
     Salaries                                           145,083           145,083             -
     Selling, general and administrative                715,497           226,927          488,570
                                                  ------------------------------------------------------
        Total Operating Expenses                        860,580           372,010          488,570
                                                  ------------------------------------------------------

Loss from operations                                   (249,865)          238,705         (488,570)
                                                  ------------------------------------------------------

Other income (expense):
     Interest income                                      7,229             7,229             -
     Interest expense                                   (60,661)          (60,661)            -
                                                  ------------------------------------------------------
        Total Other Income (Expense)                    (53,432)          (53,432)            -
                                                  ------------------------------------------------------

Income/(loss) before provision for income taxes        (303,297)          185,273         (488,570)

Provision for income taxes                             (118,490)         (118,490)            -

                                                  ------------------------------------------------------


                                      -1-


Loss before minority interest                          (421,787)           66,783         (488,570)

Minority interest in income of subsidiary               (26,713)          (26,713)            -
                                                  ------------------------------------------------------

       Net loss                                   $    (448,500)     $     40,070      $  (488,570)
                                                  ======================================================

Loss per Common Share - Basic and Diluted         $       (0.01)                             (0.01)
                                                  ==================                   =================

Weighted Average Common Shares Outstanding -
   Basic and Diluted                                 37,299,000                         37,299,000
                                                  ==================                   =================



                  TELECOM COMMUNICATIONS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                     FOR THE SIX MONTHS ENDED MARCH 31, 2004

                                                                        Pro forma

                                                        Historical      Adjustment       Pro forma

Net Revenues                                        $    5,591,356      (4,959,187)    $    632,169
Cost of Sales                                           (3,869,836)      3,743,403         (126,433)
                                                    --------------------------------------------------
     Gross profit                                        1,721,520      (1,215,784)         505,736
                                                    --------------------------------------------------

Operating expenses:
     Salaries                                               58,242         (58,242)            -
     Selling, general and administrative                   343,407        (137,796)         205,611
                                                    --------------------------------------------------
                  Total operating expenses                 401,649        (196,038)         205,611

                                                    --------------------------------------------------
Income from operations                                   1,319,871      (1,019,746)         300,124

Other Income (Expense):
     Interest income                                         4,573          (4,573)            -
     Interest expense                                      (45,114)         45,114                0
     Acquisition expense                                (8,126,917)              0       (8,126,917)
     Other Income                                           21,818         (21,561)             257
     Gain on disposal of subsidiary                        200,798            -             200,798
                                                    --------------------------------------------------
                  Total other income (expense)          (7,994,842)         18,980       (7,925,862)
                                                    --------------------------------------------------

     Loss before provision for income tax               (6,624,971)     (1,000,766)     (7, 625,737)

     Provision for income tax                             (158,620)        158,620             -

                                                    --------------------------------------------------
     Loss before discontinued operation
        & minority interest                             (6,783,591)       (842,146)      (7,625,737)


                                      -2-


Discontinued operations:

     Gain from sale discontinued operations                   -            371,186          371,186

                                                  ----------------------------------------------------
Loss before minority interest                           (6,783,591)       (470,960)      (7,254,551)

Minority interest in income of subsidiary                 (375,455)        339,657          (35,798)

                                                  ----------------------------------------------------

                  Net loss                        $     (7,159,046)     $ (131,303)    $  (7,290,349)
                                                  ====================================================

Loss per Common Share - Basic and Diluted         $          (0.19)                    $       (0.19)

Weighted Average Common Shares Outstanding -
   Basic and Diluted                                    38,109,574                       38,109,574
                                                  =====================              =================


The unaudited pro forma condensed consolidated balance sheet as of March 31, 2004 is as follows:

                  TELECOM COMMUNICATIONS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                                 MARCH 31, 2004

                                                                              Disposal of Panyu      Pro forma

                                                                Historical        Adjustment         as adjusted
Current assets
     Cash and cash equivalents                                 $ 1,457,183     $ (1,343,810)         $ 113,373
     Accounts receivable                                           143,146           433,114           576,260
     Inventory of real estate held for sale                      1,564,059       (1,446,101)           117,958
     Costs and estimated earnings in excess of
        billings on uncompleted contracts                        8,038,028       (8,038,028)            -
     Retention receivables                                         699,995         (699,995)            -
     Other assets                                                   13,278          (13,278)            -
     Prepaid expenses and other current assets                   1,053,828         (935,201)           118,627

                                                         ------------------------------------------------------
          Total current assets                                  12,969,517      (12,043,299)           926,218
                                                         ------------------------------------------------------

Property, plant and equipment - at cost                          3,096,375       (2,452,756)           643,619
        Less: accumulated depreciation                          (1,359,382)       1,341,504            (17,878)
                                                         ------------------------------------------------------
                                                                 1,736,993       (1,111,252)           625,741
                                                         ------------------------------------------------------
Other asset
     Due from employees                                             24,925          (24,925)            -


                                      -3-


                                                         ------------------------------------------------------
          Total assets                                         $14,731,435     $(13,179,476)       $ 1,551,959
                                                         ======================================================


Current liabilities
     Loans payable                                             $ 2,180,995     $ (2,180,995)       $    -
     Accounts payable and accrued expenses                       2,083,653       (1,712,504)           371,149
     Customer deposits                                           5,097,734       (5,097,734)            -
     Billings in excess of cost and estimated earnings
          on uncompleted contracts                                 162,989         (162,989)            -
     Due to related parties                                        143,436            -                143,436
                                                         ------------------------------------------------------

          Total current liabilities                              9,668,807       (9,154,222)           514,585

Long-term debt
     Due to shareholder                                          2,207,907       (2,095,128)           112,779
                                                         -----------------   --------------        -----------

          Total liabilities                                     11,876,714      (11,249,350)           627,364

     Minority interest                                           1,817,342       (1,817,342)            -

     Stockholders' equity
     Preferred stock ($.001 Par value: 20,000,000 Shares Authorized:
        no shares issued and outstanding)                             -             -                   -

     Common stock ($.001 Par value:80,000,000 Shares Authorized:
            47,188,000 shares issued and outstanding)                47,188         -                    47,188
     Additional paid in capital                                   8,712,405         -                 8,712,405
     Accumulated other comprehensive loss                           (25,569)          18,287             (7,282)
     Accumulated deficit                                         (7,696,645)        (131,071)        (7,827,716)
                                                         -------------------------------------------------------
          Total stockholders' equity                              1,037,379         (112,784)           924,595

                                                         -------------------------------------------------------
          Total liabilities and stockholders' equity            $14,731,435     $(13,179,476)       $ 1,551,959
                                                         =======================================================


Notes to the Unaudited Pro Forma Condensed Financial Information

1.     Basis of Presentation
       The accompanying financial statements have been presented to show the impact of classifying the results of Panyu No.6 Construction Company Limited as a discontinued operation. For the purpose of presentation, the statements of operation have been adjusted to remove various intercompany charges, and the balance sheet has been adjusted as discussed in Note 3 below.

2.     Transaction
       As described above, the purchase price was US$2,580,390. US$2,095,128 of the purchase price was made payable to Mr. Fred Chiyuan Deng, the CEO of the Registrant, for the repayment of a loan previously made to Arran for the investment in the shares of Panyu. The remaining US$485,262 was paid to Arran.

3.     Balance Sheet Adjustments
       The balance sheet presented as historical reflects the balance sheet filed by the Company in its Form 10-QSB for the six months ended March 31, 2004. Adjustment has been made as follows:

       (1) To adjust balance sheet accounts to reflect the receiving of net proceeds and the repayment of shareholder loan for the amount of US$2,095,128

       (2) To eliminate all assets and liabilities of Panyu No.6 Construction Company Limited


                                      -5-